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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 26, 1999
                                                          --------------

                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)

     New York                        333-64131                  13-3840732
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 (State or other                    (Commission                (IRS Employee
 jurisdiction of                    File Number)            Identification No.)
  incorporation)

                  300 Tice Boulevard
                  Woodcliff Lake, NJ                               07675
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       (Address of principal executive offices)                  Zip Code

           Registrant's telephone, including area code: (201) 782-9084


--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


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ITEM 5.           Other Events
                  ------------

                  Filing of Legality and Tax Opinions
                  -----------------------------------

                  Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to the legality of the Company's Series 1999-1 Mortgage Loan Asset-Backed Certificates and certain tax matters relating thereto.

ITEM 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Legal Opinion


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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHASE FUNDING, INC.

March 26, 1999

                                            By:    /s/ Eileen A. Lindblom
                                                   ---------------------------
                                            Name:  Eileen A. Lindblom
                                            Title: Vice President


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                                INDEX TO EXHIBITS

Exhibit No.                Description                        Page
-----------                -----------                        ----

(99.1)                     Legal Opinion                       5